Property and Equipment	12 Months Ended
Dec. 31, 2019
Property Plant And Equipment [Abstract]
Property and Equipment
5.	Property and Equipment

Property and equipment consist of the following (in thousands):

	December 31,
	2019	2018
Furniture and fixtures	$—	$334
Equipment	—	208
Leasehold improvements	—	147
	—	689
Less accumulated depreciation and amortization	—	(535)
Total	$—	$154

Depreciation expense related to property and equipment was $73,000, $91,000 and $108,000 for the years ended December 31, 2019, 2018 and 2017, respectively.  At December 31, 2019, the Company wrote off the remaining net book value of its property and equipment, which totaled approximately $0.1 million